UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 8, 2015

MATSON, INC.

(Exact Name of Registrant as Specified in its Charter)

HAWAII	001-34187	99-0032630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1411 Sand Island Parkway
Honolulu, Hawaii	96819
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (808) 848-1211

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On January 8, 2015, Matson, Inc. (the “Company”) issued a press release announcing updates to the Company’s outlook for the fourth quarter 2014 and providing preliminary comments regarding the Company’s outlook for 2015.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 8.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01.                                        Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits.

The exhibits listed below are being furnished with this Form 8-K.

99.1         Press Release issued by Matson, Inc., dated January 8, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATSON, INC.

/s/ Joel M. Wine
Joel M. Wine
Senior Vice President and Chief Financial Officer

Dated: January 8, 2015